[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
CORPORATE LEADERS
TRUST FUND

Investment Objective: Long-term Capital Growth and Income

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Participation Holders:

        The Lexington Corporate Leaders Trust Fund generated a total return of 13.68%* in 1999, which compares favorably to an increase of 11.26% for the large-cap value universe monitored by Lipper, Inc. and to an increase of 12.72% for the unmanaged Standard & Poor’s Barra Value Index.

Portfolio Review

        The bull market in U.S. stocks continued unabated in 1999. The most important macroeconomic influence on stocks during the year was the very positive combination of strong real economic growth and impressive earnings gains, without any commensurate increase in inflation. However, not all stocks benefited from this positive environment. In fact, nearly half the stocks in the S&P 500 were actually down for the year with only a small number of stocks generating most of the positive returns.

        The Fund’s return for the year also reflects a broad mix of returns. Merger activity was a significant influence on the positive side. Portfolio holdings in the oil and gas sector benefited from a doubling of the price of oil in 1999 and from the merger of Exxon and Mobil. Holdings in financial services also did well in 1999. Citigroup made substantial headway in post-merger expense reduction during the year and we expect that to continue in 2000. GE Capital, the financial services arm of General Electric, now accounts for about one-third of pre-tax profits at GE and this number is likely to increase as this unit continues to perform well. The operating environment for GE’s other businesses also remains favorable, leading us to expect continued strong earnings growth over the near term. CBS (formerly Westinghouse Electric) is the Fund’s singular holding in media/broadcasting. The stock performed well in 1999, especially after the announcement that it is to be acquired by Viacom in one of the largest media mergers ever. The Fund’s holdings in the Chemicals sector both did well in 1999. Union Carbide’s pending merger into Dow Chemical gave Union Carbide’s stock a substantial lift in 1999. The proposed merger would present numerous cost-cutting opportunities for the combined entity. The Fund ’s other holding in the Chemicals sector, DuPont, also performed well during the year and is also in the midst of restructuring. The company finished spinning off its former oil subsidiary, Conoco, during 1999 in order to focus on its higher-growth, higher margin businesses such as biotechnology. Lucent Technologies, one of the world’s leading designers, developers, and manufacturers of telecommunications systems and software gives the Fund additional exposure to the technology sector. The stock has performed extremely well since being spun off from AT&T in 1996.

        Offsetting these gains were the fund’s holdings in utilities, railroads, and consumer products. Although our holdings in utilities include financially strong companies such as Consolidated Edison, which pay higher dividends than other sectors, utilities as a class simply do not perform as well in bull markets. However, the stability of this sector adds protection in down markets. Our largest holding in railroads, Burlington Northern, continues to suffer from congestion in the Powder River Basin, due to low coal prices. As a result of weakening revenues, the company has begun to reorganize its business and institute cost-cutting measures. At the same time, it has implemented a share buyback program. All of these measures should lead to better future price performance. Our largest exposure to the consumer products sector, Procter & Gamble performed well in 1999, although recent speculation related to acquisition activity temporarily hurt the stock price. In contrast, our second largest holding, Eastman Kodak, did not perform as well due to soft revenues and high costs. However, management has made cost reduction an integral part of its long-term strategy and the revenue outlook is strengthening. We therefore believe that earnings could show significant improvement in the near-term.

Market Outlook

        We expect the macroeconomic environment to remain generally favorable for the equity market in the year ahead. World economic growth continues to be strong and is now being driven by virtually all regions of the world. Strong worldwide growth improves the earnings outlook for many of the companies in our portfolio. Furthermore, we believe that the merger activity noted above will provide additional earnings improvement for many of these companies. Since many of these companies are currently selling at much more reasonable valuations than many of the “tech” companies, we are therefore quite optimistic about the future prospects for the Fund. The major risk to our outlook is a jump in inflation. A further significant rise in the price of oil for example, while helping our oil holdings, could cause the Federal Reserve to significantly increase interest rates. On the other hand, if Central Banks act too aggressively and lead the world into recession, this too could pose a risk to our outlook.

        However, over the long term, we are quite confident about the prospects for the Lexington Corporate Leaders Trust Fund, regardless of the short-term macroeconomic situation. Since its creation in 1935, the Fund’s consistent “buy and hold” discipline in American “blue-chip” companies has allowed investors to benefit from the dynamic growth potential historically offered by such equity investments. At the same time, style drift, portfolio turnover, and expenses of the Fund are all kept to a minimum.

        We appreciate the support of our participation holders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Richard M. Hisey	/s/ Robert M. DeMichele
RICHARD M. HISEY	ROBERT M. DeMICHELE
Portfolio Manager	Chairman of the Board
February, 2000	LEXINGTON MANAGEMENT CORPORATION
February, 2000

*
13.68%, 21.26% and 14.39% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s participations, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.There is no guarantee that the Fund can achieve its objective.

 Lexington Corporate Leaders Trust Fund
Portfolio Summary as of December 31, 1999

[PIE CHART]

Asset Allocation

Common Stocks        97.6%
Cash & Cash Equivalents       2.4%

[BAR GRAPH]

Top Sector Holdings

Oil International       16.3%
Consumer Products       14.7%
Electrical Equipment       10.2%
Communications          9.4%
Energy           9.1%

If you had invested $10,000 59 years ago . .  .

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
With Income Dividends and Capital Gains Distributions Reinvested

The table on the following page covers the period from March 16, 1941 to December 31, 1999. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.

Long-term investments in industry, such as Lexington Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

LEXINGTON CORPORATE LEADERS TRUST FUND

Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations “Initially Acquired” includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing “A Return of Capital” (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Holders on dividends or other distributions reinvested in additional participations.

The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941 —None; 1942—None; 1943—None; 1944—$3; 1945—$450; 1946—None; 1947—$44; 1948—$338; 1949—None; 1950 —$283; 1951—$796; 1952—$185; 1953—$10; 1954—$812; 1955—$474; 1956—$4,347; 1957—$48; 1958—$17; 1959 —$3,032; 1960—$2,371; 1961—$2,118; 1962—$2,749; 1963 —$735; 1964—$3,138; 1965—$9,035; 1966—$1,077; 1967 —$48; 1968—$4,121; 1969—$102; 1970—$644; 1971 —$1,862; 1972—$2,300; 1973—None; 1974—None; 1975 —None; 1976—$5,071; 1977—$4,161; 1978—None; 1979 —None; 1980—$5,182; 1981—$31,473; 1982—None; 1983 —$18,602; 1984—$8,258; 1985—$39,496; 1986—$64,138; 1987 —$69,182; 1988—$49,350; 1989—$99,410; 1990—$148,727; 1991 —$39,773; 1992—$52,819; 1993—$46,262; 1994—$160,296; 1995 —$7,696; 1996—$62,612; 1997—$664,104; 1998—$83,389; 1999 —$51,130; Total—$1,752,270.

				VALUE OF PARTICIPATIONS

Year Ended Dec. 31	Amount of Dividends Reinvested Semi- Annually	Cumulative Cost of Participations Purchased Through Reinvestment of Dividends	Cumulative Cost Including Reinvested Dividends	Initially Acquired	Purchased Through Reinvestment of Distributions from Realized Gains (Cumulative)	Sub-Total	Purchased Through Reinvestment of Dividends (Cumulative)	Net Asset Value	Number of Partici- pations

1941*	—	—	$ 10,000	$ 8,799	—	$ 8,799	—	$ 8,799	566
1942	—	—	10,000	9,613	—	9,613	—	9,613	584
1943	$ 190	$ 190	10,190	10,809	—	10,809	$ 188	10,997	601
1944	192	382	10,382	11,983	$ 3	11,986	402	12,388	620
1945	215	597	10,597	14,709	464	15,173	682	15,855	693
1946	187	784	10,784	13,961	430	14,391	816	15,207	716
1947	370	1,154	11,154	14,639	447	15,086	1,141	16,227	824
1948	513	1,668	11,668	14,840	718	15,558	1,480	17,038	989
1949	509	2,177	12,177	17,113	701	17,814	1,968	19,782	1,176
1950	804	2,980	12,980	19,871	994	20,865	2,779	23,644	1,392
1951	1,012	3,992	13,992	21,659	1,756	23,415	3,674	27,089	1,652
1952	1,054	5,046	15,046	24,356	2,016	26,372	4,901	31,273	1,845
1953	1,217	6,263	16,263	24,849	2,030	26,879	6,149	33,028	1,945
1954	1,378	7,641	17,641	33,779	3,476	37,255	9,475	46,730	2,117
1955	1,599	9,240	19,240	39,164	4,398	43,562	12,349	55,911	2,243
1956	1,790	11,030	21,030	38,511	7,051	45,562	10,475	56,037	3,123
1957	1,910	12,940	22,940	36,268	6,574	42,842	11,496	54,338	3,269
1958	2,134	15,075	25,075	48,925	8,778	57,703	17,710	75,413	3,406
1959	2,184	17,258	27,258	55,426	11,821	67,247	19,992	87,239	3,906
1960	2,416	19,674	29,674	55,782	12,653	68,435	19,772	88,207	4,562
1961	2,697	22,371	32,371	67,126	16,993	84,119	25,757	109,876	4,881
1962	2,926	25,296	35,296	62,396	17,033	79,429	24,446	103,875	5,541
1963	3,243	28,540	38,540	71,467	19,863	91,330	30,711	122,041	5,803
1964	3,553	32,093	42,093	83,001	24,049	107,050	35,865	142,915	6,452
1965	3,855	35,948	45,948	92,523	30,246	122,769	35,623	158,392	8,066
1966	4,571	40,519	50,519	74,713	24,491	99,204	31,774	130,978	8,606
1967	5,060	45,579	55,579	83,121	27,090	110,211	40,165	150,376	8,948
1968	5,573	51,153	61,153	89,160	32,157	121,317	46,879	168,196	9,710
1969	5,915	57,068	67,068	75,017	26,979	101,996	44,536	146,532	10,115
1970	6,009	63,077	73,077	82,621	28,564	111,185	52,500	163,685	10,957
1971	6,190	69,267	79,267	93,454	32,126	125,580	61,694	187,274	11,856
1972	6,585	75,852	85,852	108,913	38,484	147,397	75,949	223,346	12,605
1973	7,371	83,223	93,223	93,151	32,729	125,880	71,868	197,748	13,123
1974	8,196	91,419	101,419	68,448	22,864	91,312	57,376	148,688	14,124
1975	9,139	100,557	110,557	91,498	30,474	121,972	85,413	207,385	14,781
1976	9,666	110,223	120,223	115,461	37,963	153,424	101,306	254,730	16,914
1977	11,237	121,460	131,460	108,466	35,919	144,385	96,397	240,782	18,898
1978	13,283	134,743	144,743	110,210	34,687	144,897	105,738	250,635	20,370
1979	15,804	150,547	160,547	139,110	34,774	173,884	121,307	295,191	23,931
1980	19,369	169,916	179,916	173,026	47,488	220,514	165,362	385,876	26,181
1981	21,822	191,738	201,738	163,070	62,645	225,715	140,698	366,413	33,836
1982	24,452	216,190	226,190	191,554	69,992	261,546	183,359	444,905	36,772
1983	25,923	242,114	252,114	235,913	91,870	327,783	218,649	546,432	42,757
1984	28,926	271,040	281,040	250,855	91,476	342,331	226,566	568,897	49,375
1985	31,808	302,848	312,848	333,623	145,913	479,536	293,217	772,753	58,251
1986	39,216	342,064	352,064	408,170	212,840	621,010	342,608	963,618	69,711
1987	40,394	382,458	392,458	412,599	241,185	653,784	326,728	980,512	83,847
1988	71,268	453,726	463,726	470,438	297,425	767,863	407,155	1,175,018	97,918
1989	45,103	498,829	508,829	583,494	438,476	1,021,970	509,512	1,531,482	111,950
1990	51,303	550,132	560,132	552,346	473,992	1,026,338	440,810	1,467,148	139,330
1991	55,828	605,960	615,960	654,372	558,392	1,212,764	539,190	1,751,954	152,079
1992	55,460	661,420	671,420	700,391	619,341	1,319,732	600,946	1,920,678	165,291
1993	54,505	715,925	725,925	814,945	727,611	1,542,556	715,658	2,258,214	176,699
1994	60,332	776,257	786,257	832,095	759,684	1,591,779	649,069	2,240,848	213,211
1995	61,329	837,586	847,586	1,207,794	998,228	2,206,022	913,513	3,119,535	227,040
1996	64,546	902,132	912,132	1,452,214	1,232,426	2,684,640	1,134,598	3,819,238	237,959
1997	71,379	973,511	983,511	1,794,519	1,785,369	3,579,888	1,121,302	4,701,190	315,940
1998	72,385	1,045,896	1,055,896	1,948,610	1,965,327	3,913,937	1,254,684	5,168,621	329,211
1999	78,614	1,124,210	1,134,210	2,198,244	2,216,745	4,414,989	1,460,590	5,875,579	339,629

* From March 16, 1941.
Note—During 1990 all sales charges were eliminated. The above table reflects the change to a “no load” status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the distributive fund.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999

Assets
Investments at market quotations, common stocks (identified cost $330,146,215)	$453,006,994
Cash	12,283,354
Subscriptions receivable	379,148
Receivable for accrued dividends	671,212

Total assets	466,340,708

Liabilities
Distribution payable	1,513,906
Payable for participations redeemed	672,824
Accrued expenses	158,543

Total liabilities	2,345,273

Net Assets
Balance applicable to 26,818,793 participations outstanding (Note 6)	$463,995,435

Computation of public offering price:
Net asset value, offering and redemption price per participation (net assets divided by participations outstanding)	$ 17.30

The accompanying notes form an integral part of these financial statements.

STATEMENT OF INVESTMENTS December 31, 1999

Securities	Number of Shares	Cost	Market Value
Consumer Products: (14.7%)
Eastman Kodak Co.	297,200	$ 20,999,070	$ 19,689,500
Fortune Brands, Inc.	297,200	9,446,426	9,826,175
Gallaher Group PLC	297,200	5,327,727	4,569,450
Procter & Gamble Co.	297,200	20,285,477	32,561,975

		56,058,700	66,647,100

Oil International: (16.3%)
Chevron Corp.	297,200	19,239,757	25,744,950
Exxon Mobil Corp.	599,100	31,559,754	48,264,994

		50,799,511	74,009,944

Chemical & Fertilizers: (8.7%)
DuPont (E.I.) de Nemours & Co., Inc.	297,200	15,954,096	19,578,050
Union Carbide Corp.	297,200	12,807,570	19,838,100

		28,761,666	39,416,150

Electrical Equipment: (10.2%)
General Electric Co.	297,200	17,014,730	45,991,700

Broadcasting: (4.2%)
CBS Corp.*	297,200	6,279,220	19,002,225

Retailing: (2.5%)
Sears, Roebuck & Co.	297,200	13,606,042	9,046,025
Venator Group, Inc.*	297,200	5,770,338	2,080,400

		19,376,380	11,126,425

Utilities: (5.8%)
Ameren Corp.	297,200	11,629,982	9,733,300
Consolidated Edison, Inc.	297,200	9,624,012	10,253,400
Pacific Gas & Electric Co.	297,200	7,755,463	6,092,600

		29,009,457	26,079,300

Railroads: (6.5%)
Burlington Northern Santa Fe	684,942	20,203,666	16,609,843
Union Pacific Corp.	297,200	16,311,167	12,965,350

		36,514,833	29,575,193

Energy: (9.1%)
Columbia Energy Group	485,450	17,467,431	30,704,713
Union Pacific Resources Group, Inc.	255,967	6,445,217	3,263,579
USX Marathon Group	297,200	7,600,814	7,337,125

		31,513,462	41,305,417

Misc. Industrial: (7.1%)
Honeywell International Corp.	297,200	11,771,100	17,144,725
Praxair, Inc.	297,200	12,575,032	14,952,875

		24,346,132	32,097,600

Communications: (9.4%)
AT&T Corp.	456,100	12,923,760	23,147,075
Lucent Technologies, Inc.	259,020	6,016,973	19,377,934

		18,940,733	42,525,009

Financial: (5.5%)
CitiGroup, Inc.	454,100	11,531,391	25,230,931

Total Investments (100%)		$330,146,215	$453,006,994

*	Non Income producing

The accompanying notes form an integral part of these financial statements.

STATEMENT OF OPERATIONS Year Ended December 31, 1999

Investment income:
Income:
Dividends (net of $63,737 tax expense)	$ 9,452,773
Interest	63,255

Total income	9,516,028

Expenses:
Sponsor’s administrative fee (Note 4)	1,887,832
Professional fees	72,960
Trustee’s fee (Note 4)	9,167
Custody fees and other services (Note 4)	136,368
Transfer agent fees	588,831
Printing, mailing and sundry	138,730
Registration and filing fees	25,627

Total expenses	2,859,515

Net investment income	6,656,513

Realized and unrealized gain on investments:
Net realized gain from securities transactions	36,101,224
Unrealized appreciation of investments for the period	16,587,948

Net gain on investments	52,689,172

Net increase in net assets from operations	$59,345,685

The accompanying notes form an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 1999	Year Ended December 31, 1998
Income and Distributable Fund:
Additions:
Net investment income	$ 6,656,513	$ 7,463,661
Realized gains from sale of securities, other than sale of stock units	4,133,398	8,884,899

	10,789,911	16,348,560

Deductions:
Paid on account of participations redeemed	414,733	648,862
Semi-annual distributions (Note 3(a))
Paid in cash	1,392,270	1,783,831
Reinvested, below	9,067,257	13,985,638

	10,874,260	16,418,331

Net change in income and distributable fund	(84,349)	(69,771)

Principal Account:
Additions:
Payments received on sale of participations	40,626,909	73,930,270
Semi-annual distributions reinvested, above	9,067,257	13,985,638
Realized gains on sale of stock units	31,967,826	45,931,415
Unrealized appreciation (depreciation) of investments	16,587,948	(13,378,650)

	98,249,940	120,468,673

Deductions:
Paid on account of participations redeemed	118,815,387	160,221,771
Semi-annual distributions of principal (Note 3(b))	549,286	651,211

	119,364,673	160,872,982

Net change in principal account	(21,114,733)	(40,404,309)

Net assets at beginning of period:
Income and distributable fund	597,016	666,787
Principal account	484,597,501	525,001,810

	485,194,517	525,668,597

Net assets at end of period:
Income and distributable fund	512,667	597,016
Principal account	463,482,768	484,597,501

	$463,995,435	$485,194,517

The accompanying notes form an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Nature of Business and Basis of Presentation
        Lexington Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935.

Note 2. Significant Accounting Policies
        The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
        (a)   Valuation of securities—Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and asked prices. Short term securities with 60 days or less to maturity are valued at amortized cost.
        (b)   Income taxes—No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is a Grantor Trust and all its income is taxable to the Holders of participations.
        (c)  Other —Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.
        (d)   Accounting estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Note 3. Distributions
        (a)   During the year ended December 31, 1999 the distributions from net investment income were $0.23796 per participation and, from realized gains were $0.15424 per participation.
        (b)  The amount shown does not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the year ended December 31, 1999, the distributions from return of capital were $0.15409 per participation.
        Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stock received as a result of a stock split shall remain assets of the Trust.

Note 4. Trustee and Sponsor Fees
        State Street Bank and Trust Company (the “Trustee”) receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated $145,535 for the year ended December 31, 1999. The Trust pays an administrative fee to Lexington Management Corporation (Sponsor) equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

Note 5. Investment Transactions
        During the year ended December 31, 1999, the proceeds of sales of investment securities, other than short-term obligations, were $81,987,609. There were no purchases of securities during the period.
        The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.
        As of December 31, 1999, net unrealized appreciation of portfolio securities was $122,860,779, comprised of unrealized appreciation of $147,123,093 and unrealized depreciation of $24,262,314.

Note 6. Source of Net Assets
        As of December 31, 1999, the Trust’s net assets were comprised of the following amounts:
Net amounts paid in and reinvested by holders net of terminations and return of capital payments	$205,938,872
Cumulative amount of non-distributable realized gains retained in principal account	134,683,117
Unrealized appreciation in value of securities	122,860,779

Principal account	463,482,768
Income and distributable fund	512,667

Total net assets	$463,995,435

NOTES TO FINANCIAL STATEMENTS-(Continued)

Note 7. Participations Issued and Redeemed
        During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended December 31, 1999	Year Ended December 31, 1998
Issued on payments from holders	2,391,797	4,778,866
Issued on reinvestment of dividends and distributions	724,515	1,198,055
Redeemed	(7,202,045)	(10,403,573)

Net (decrease)	(4,085,733)	(4,426,652)

Note 8. Selected Financial Information

Selected Data Per Participation outstanding throughout the period:	Years Ended December 31,
1999	1998	1997	1996	1995
Net asset value, beginning of period	$ 15.70	$ 14.88	$ 16.05	$ 13.74	$ 10.51

Income from investment operations:
Net investment income	0.24	0.23	0.27	0.28	0.28
Net realized and unrealized gain (loss) on investments	1.92	1.28	3.45	2.79	3.82

Total from investment operations	2.16	1.51	3.72	3.07	4.10

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.28)	(0.28)	(0.28)
Distributions from net realized gains	(0.15)	(0.26)	(2.60)	(0.28)	(0.03)
Distributions from income and realized gains included in terminations	(0.02)	(0.02)	(0.11)	(0.02)	(0.02)
Distributions from capital	(0.15)	(0.18)	(1.90)	(0.18)	(0.54)

Total distributions	(0.56)	(0.69)	(4.89)	(0.76)	(0.87)

Change in net asset value for the period	1.60	0.82	(1.17)	2.31	3.23

Net asset value at end of period	$ 17.30	$ 15.70	$ 14.88	$ 16.05	$ 13.74

Total return	13.68%	9.94%	23.09%	22.43%	39.21%

Ratios/supplemental data
Net assets, end of period (000)	$463,99	5	$485,19	5	$525,66	9	$392,29	5	$256,46	7
Ratios to average net asset of:
Expenses	0.61%	0.65%	0.62%	0.63%	0.58%
Net investment income	1.41%	1.46%	1.76%	2.05%	2.57%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Participation Holders of
Lexington Corporate Leaders Trust Fund

        In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the selected financial information present fairly, in all material respects, the financial position of Lexington Corporate Leaders Trust Fund (the “Trust”) at December 31, 1999, and the results of its operations, the changes in its net assets and the selected financial information for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and selected financial information (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the selected financial information for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 7, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
January 7, 2000

CHANGE IN INDEPENDENT ACCOUNTANTS

        On August 13, 1999, McGladrey & Pullen, LLP (“McGladrey”) resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP (“PwC”) to acquire McGladrey’s investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

        The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

        On August 13, 1999, the Trust, with the approval of its Sponsor and Trustee engaged PwC as its independent auditors.

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

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LEXINGTON CORPORATE LEADERS TRUST FUND

Trustee
State Street Bank and
Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Sponsor
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

All Shareholder requests for
services of any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
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  Duplicate Statements

  www.lexingtonfunds.com

This report has been prepared for the information of the Participation Holders of Lexington Corporate Leaders Trust fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX268-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp